DIME
THE DIME SAVINGS BANK
OF NEW YORK, FSB

                                               1160 AVE. OF THE AMERICAS, 5TH FL
                                                             NEW YORK, N.Y 10036
                                                             BUS:(212)362-6345/6
                                                               FAX (212)362-6349

                                                 March 20, 2000

Polymer Research Corp. of America
2186 Mill Avenue Brooklyn, New York 11234
Re: Line of Credit Agreement

Gentlemen:

We are pleased to advise you that we have approved a line of credit of up to a combined aggregate amount of $750,000 outstanding at any one time, with the sublimits described below (the "Line of Credit") for Polymer Research Corp. of America (the "Borrower"). The Line of Credit shall include (a) Revolving Loans on a discretionary and demand basis not to exceed $250,000 at any one time outstanding (the "Revolving Line of Credit") and (b) a Term Loan in the original principal amount of $500,000. The terms "we", "us", "our", "undersigned" or "Bank" as used herein shall mean The Dime Savings Bank of New York FSB and its successors and assigns. All capitalized terms used in this Agreement shall have the meanings given such terms in Sections I and II hereof or as otherwise defined herein. The following general terms and conditions will apply to the Line of Credit:

I. TERMS AND PAYMENTS

Revolving Loans:

For the period commencing on the date all of the conditions of this Line of Credit Agreement are complied with (the "Closing Date") and ending on June 30, 2000 (the "Termination Date"), the Bank, in its discretion may make Revolving Loans to the

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Borrower pursuant to the Revolving Line of Credit.  Within the Revolving Line of
Credit and prior to the Termination Date, the Borrower may borrow, repay and reborrow from time to time. Borrower's Revolving Loans shall be evidenced by the Bank's standard form of Demand Grid Note signed by Borrower (the "Grid Note").

Term Loan:

On the date, but not later than June 30, 2000 after the Closing Date, that the Borrower notifies the Bank in writing (the "Funding Date"), provided, there exists no Event of Default, the Bank shall make a Term Loan to Borrower in the principal amount of $500,000 repayable in 60 equal monthly principal payments commencing one (1) month after the Funding Date, each in the amount of $8,333.33 (except the last payment shall be in the then unpaid principal amount of the Term Loan), which Term Loan shall be evidenced by Borrower's Term Note in that amount (the "Term Note").

Purpose of Loans:

The Line of Credit shall be used for working capital purposes and to repay an existing mortgage loan from Tama Realty Co. on the Borrower's place of business (the "Premises") . Interest Rates:

a. Revolving Loans - Reference Rate (as defined in the Grid Note) plus 1% per annum.

b.   Term Loan - a Fixed Rate of 8.5% per annum, payable in arrears.

c. Interest shall commence on the Closing Date and the Funding Date, as the case may be, and be automatically charged monthly.


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

d. Prepayment - The Term Note may be prepaid in whole or in part without any prepayment penalty.

Expenses:

The Borrower shall pay all of the Bank's expenses, including attorney's fees, plus out-of-pocket disbursements, incurred in connection with the preparation, negotiation and closing of the Loan Documents.

Origination and Commitment Fees:

The Borrower shall pay the Bank prior to or at Closing an origination fee with respect to the Term Loan in the amount of $2,500. The Borrower shall pay the Bank prior to or at Closing a commitment fee of $500 with respect to the Revolving Line of Credit and a fee of $500 on each anniversary of the Closing Date thereafter. All fees shall be deemed earned as of the date hereof.

Collateral:

See attached  Exhibit A. In  addition,  Borrower  shall  execute and deliver and cause such other parties as Bank shall require, security agreements and other documents as shall grant to the Bank a first and prior security interest in and lien on a certificate of deposit, money market account, securities or government securities of a type and value satisfactory to the Bank with a market/collateral value of not less than $150,000 at the Closing Date (the "Securities Collateral"). The Bank on each anniversary date of the Closing Date, provided, that there exists no Event of Default, shall release to Borrower, Securities Collateral having a market/collateral value as of such date of $30,000. The determination of the market/collateral value and the Securities Collateral to be released shall be determined by the Bank in its sole discretion.

Loan Documents:

See Section VII below. The Loan Documents provide requirements for covenants, representations and warranties and for the granting of liens and security interests in the Collateral in our favor and for Events of Default.

II.DEFINITIONS

     1. "Financial Statements" means the financial statements required to be delivered, from time to time, by Borrower pursuant to Section V hereof.

     2. "GAAP" means generally accepted accounting principles in the United States as in effect on the date hereof, applied on a basis consistent with those used in the preparation of the Financial Statements.

     3. "Laws" shall have the meaning given such term in Section III hereof.

     4. "Licenses" shall have the meaning given such term in Section III hereof.

     5. "Tangible Net Worth" means, for any period, the assets of the Borrower, all as determined by GAAP and as reported in Borrower's Financial Statements, which assets shall exclude all goodwill, all intangible assets and all loans, advances, exchanges and other indebtedness owing to Borrower by any shareholder, officer, employee or a relative thereof or any affiliate of Borrower, less Total Liabilities.

     6. "Total Liabilities" means, for any period, all liabilities of the Borrower, all as determined by GAAP and as reported in Borrower's Financial Statements, which liabilities shall include the Revolving Loans and the Term Loan then outstanding.

     7. "Debt" means (i) indebtedness or liability for borrowed money, or for the deferred purchase price of property or securities, (ii) trade obligations,
(iii) the principal  portion of  obligations  as lessee under capital leases and
(iv) all guarantees
or endorsements relating to the obligations or indebtedness of anyone other than the Borrower.

     8. "Depreciation" means, for any period, the depreciation of the Borrower's assets, all as determined in accordance with GAAP.

     9. "EBITDA" means, for any period, the Borrower's Net Income, plus Interest Expenses, plus Taxes, plus Depreciation, plus Principal Amortization, all for such period.

     10. "Interest Expense" means, for any period, all interest paid or prepaid by Borrower on all of its Debt, including the Revolving Loans and the Term Loan, during such period.

     11. "Net Income" means, for any period, the net income of the Borrower, all as determined in accordance with GAAP.

     12. "Principal Amortization" means, for any period, all scheduled principal payments (whether or not actually paid) of all Debt of Borrower.

     13. "Taxes" means, for any period, the income and franchise taxes of the Borrower, all as determined in accordance with GAAP.

III. OTHER TERMS OF LINE OF CREDIT

Under the Revolving Line of Credit, borrowings may be made from time to time and shall be repayable on demand, but may be prepaid in whole or in part with accrued interest to the date of prepayment.

Upon the occurrence of an Event of Default under the Grid Note or the Term Note or any of the other Loan Documents we shall have the right to demand payment of all loans then outstanding under this Line of Credit and the other indebtedness of the Borrower to Bank then outstanding, together with all accrued and unpaid interest thereon (the "Obligations").

     THE CONTINUING AVAILABILITY OF THE REVOLVING LINE OF CREDIT IS AT ALL TIMES SUBJECT TO OUR CONTINUING SATISFACTION, AS

DETERMINED BY US IN OUR SOLE AND ABSOLUTE DISCRETION, WITH THE FINANCIAL CONDITION OF THE BORROWER AND ITS COMPLIANCE WITH THE TERMS AND PROVISIONS OF THIS AGREEMENT AND EACH OF THE LOAN DOCUMENTS REFERRED TO HEREIN.

     Borrower hereby agrees that we each shall at any time and from time to time during each calendar year be permitted to make one or more field examinations of Borrower's business, the Collateral and its locations, which examinations prior to an Event of Default shall be made upon not less than three (3) days notice and at reasonable times and after an Event of Default at any time and from time to time and without notice.

     ANYTHING IN THIS AGREEMENT, THE GRID NOTE, THE TERM NOTE OR ANY OTHER LOAN DOCUMENT RELATING TO THE LINE OF CREDIT TO THE CONTRARY NOTWITHSTANDING, THE ENUMERATION IN THIS AGREEMENT, THE GRID NOTE OR THE TERM NOTE OR IN SUCH OTHER LOAN DOCUMENT OF SPECIFIC OBLIGATIONS TO US, EVENTS OF DEFAULT AND/OR CONDITIONS TO THE AVAILABILITY OF THIS LINE OF CREDIT AND THE REVOLVING LOANS SHALL NOT BE CONSTRUED TO QUALIFY, DEFINE OR OTHERWISE LIMIT OUR RIGHT, POWER OR ABILITY, AT ANY TIME, UNDER APPLICABLE LAW, TO MAKE DEMAND FOR PAYMENT OF THE ENTIRE OUTSTANDING PRINCIPAL OF AND INTEREST DUE UNDER THE REVOLVING LINE OF CREDIT AND THE GRID NOTE OR OUR RIGHT NOT TO MAKE ANY EXTENSION OF CREDIT UNDER THIS LINE OF CREDIT FOR ANY REASON OR NO REASON AND BORROWER AGREES THAT ITS BREACH OF OR DEFAULT UNDER ANY SUCH ENUMERATED OBLIGATIONS OR CONDITIONS IS NOT THE ONLY BASIS FOR DEMAND TO BE MADE, AS BORROWER'S OBLIGATION TO MAKE PAYMENT OF REVOLVING LOANS SHALL AT ALL TIMES REMAIN A DEMAND OBLIGATION, OR FOR A REQUEST FOR AN EXTENSION OF CREDIT TO BE DENIED.

     The chief executive office of Borrower and the address at which Borrower's books and records with respect to its accounts receivable and the other Collateral is located at 2186 Mill Avenue, Brooklyn, New York 11234.

     The Borrower is and at all times will continue to be (a) in compliance with the requirements of all material laws, rules, regulations and orders of any federal,  state  or  local  governmental  authority  relating  to its  business, including, the handling and storage of hazardous materials and other environmental laws and the regulations promulgated thereunder ("Laws") and (b) duly licensed, to the extent required by Law by New York State and by any other federal or local governmental agency in any state in which Borrower does or shall hereafter conduct business ("Licenses").

     The Borrower shall promptly notify Bank in writing of any existing or future proceeding, investigation or threatened proceeding or investigation with respect to a violation of any material Law or the suspension, revocation or termination of any License.

     So long as any obligations under the Line of Credit shall remain outstanding then the Borrower shall not grant, permit or cause any mortgage, lien or encumbrance to be placed on or be recorded with respect to the Premises or any part thereof, without the prior written consent of the Bank.

     The Borrower shall maintain the Bank as its primary depositor and banking facility.

     Each borrowing by Borrower under the Line of Credit shall constitute a representation that (a) each of the provisions of this Section III are true and correct as of the date of such borrowing and (b) there exists no Event of Default or default with the giving of notice and/or the lapse of time would constitute an Event of Default.

                                  IV. PAYMENTS

     All payments of principal, interest and fees payable by the Borrower under the Line of Credit shall be made in immediately available funds at our office at 589 Fifth Avenue, New York, New York 10017 and may be charged at our discretion to the account of the Borrower maintained with us.

                             V. FINANCIAL REPORTING

     In addition, the continuing availability of the Line of Credit is subject to the Borrower furnishing to us:

     a. Within one hundred twenty (120) days after the end of each fiscal year the Borrower's 10-K Report filed with the Securities and Exchange Commission ("SEC") presenting the annual financial statements of Borrower prepared by Borrower's current independent certified accountants or by another regular independent certified accountant acceptable to Bank, on an audited basis as at the end of such annual fiscal period, including a balance sheet and related income, surplus and cash flows statements;

     b. Within ninety (90) days after the end of each quarterly period in each fiscal year Borrower's 10-Q Report filed with the SEC, presenting Borrower's Financial Statements for each such period prepared by Borrower's accountants;

     c. Together with each Financial  Statement referred to in clause (a) above,
a  backlog  report  prepared  by  the  management  of  the  Borrower,   in  form
satisfactory to Bank; and

     d. Such other information, as reasonably requested by the Bank, from time to time. Borrower's Financial Statements and all other statements and reports required by this Section V or by any Loan Document shall be prepared in accordance with GAAP and shall be in form, scope and substance reasonably satisfactory to the Bank.

                            VI. FINANCIAL COVENANTS

As a further condition to the extension of the Line of Credit and so long as any obligation of the Borrower shall remain outstanding under the Line of Credit the Borrower shall not:

     (a) permit Tangible Net Worth as at the end of the annual fiscal period December 31, 1999 to be less than $3,200,000 and permit Tangible Net Worth at the end of any quarterly fiscal period thereafter to be less than $3,250,000; and

     (b) permit the ratio of EBITDA to Interest Expense plus Principal Amortization relating to the loans then outstanding under the Line of Credit to be less than 2.5 to 1.0, as at the end of each fiscal year, commencing with December 31, 2000, of the Borrower; and

     (c) incur net losses (as determined in accordance with GAAP and reported in its Financial Statements) in any two (2) consecutive quarterly fiscal periods.

     The provisions of Sections III, V and VI shall survive the execution of this Agreement and the making of the initial Revolving Loans under the Line of Credit and the making of the Term Loan.

                              VII. LOAN DOCUMENTS

     The extension of the Line of Credit to the Borrower, on the terms set forth herein, is further subject to our receipt in form, scope and substance satisfactory to us of:

     a. our standard form of banking resolutions and signature cards for the authorized signatories of Borrower and Automatic Debit Authorization;

     b.   the documents set forth in Exhibit B annexed hereto;

     c. evidence of the satisfaction of the existing mortgage on the Premises, which shall be delivered on or after the Funding Date;

     d. UCC-3 Termination Statements of any secured party other than the Bank which shall be delivered after the Funding Date;

     e. Letter of Instruction of Borrower as to payment on or after the Funding Date to Tama Realty Co. to satisfy the mortgage on the Premises;

     f. Letter of Instruction of Borrower as to payments of Bank's Closing expenses; and

     g.   such other documentation as we shall reasonably require.

                              VIII. MODIFICATIONS

     NO AMENDMENT, MODIFICATION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT OR ANY LOAN DOCUMENT, NOR CONSENT TO ANY DEPARTURE BY US THEREFROM SHALL BE EFFECTIVE, IRRESPECTIVE OF ANY COURSE OF DEALING, UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY US AND THEN SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.

                               IX. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. To the extent any of the terms or provisions of this Agreement conflict with those contained in any of the Loan Documents, the terms and provisions of such other Loan Document shall govern. This Agreement shall remain in effect so long as any Obligations of the Borrower are outstanding under the Line of Credit, or otherwise.

                        X. ARBITRATION AND JURISDICTION

     BORROWER AND WE AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT RELATING TO THE LINE OF CREDIT, MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK.

     BORROWER FURTHER AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG ANY OF THEM AND US WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT OUR ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY US, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY ANY OF THEM AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY ANY OF THEM, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION X AND SHALL, AT OUR ELECTION, INCLUDE ALL DISPUTES-ARISING OUT OF OR IN CONNECTION WITH (A) THIS AGREEMENT,

OR ANY OTHER LOAN DOCUMENT OR OTHER INSTRUMENT; (B) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING THE PARTIES; (C) ANY-TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING THE PARTIES AND (D) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF THE PARTIES. We may elect to require arbitration of any Dispute with us without thereby being required to arbitrate all Disputes between the parties. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this Section X. In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to prehearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this Section X. No provision of, nor the exercise of any rights under, this Section X shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary  remedies  and  relief  including  but not  limited to  injunctive  or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of our right, even if we are the plaintiff, to submit the Dispute to arbitration it we would otherwise have such right. We may require arbitration of any concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by us of our right to take or dispose of any collateral or our exercise of any other right in connection with collateral including, without limitation, judicial foreclosures, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by us. Whenever an arbitration is required under this Section X, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience representing commercial banks. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). In the event of any Dispute governed by this Section X, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party. In the event of any inconsistency between the provisions contained in this Section X and any provision in any Loan Document the provisions of this Section X shall govern.

                             XI. JURY WAIVER, ETC.

     BORROWER AND WE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT RELATING TO THE LINE OF CREDIT OR THE TERM LOAN. BORROWER ALSO HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE OF ANY NATURE OR DESCRIPTION, WHETHER OR NOT BASED UPON ANY CLAIM OF LACHES, AND BORROWER HEREBY WAIVES ANY SET-OFF OR COUNTERCLAIM, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

     If this Agreement is acceptable to the Borrower please sign and return to us one fully executed copy of this letter.

                  We look forward to a pleasant relationship.

                               Very truly yours,

                     THE DIME SAVINGS BANK OF NEW YORK, FSB

                     By: /s/Priscilla DiLello
                        ------------------
                          Title: Vice President

AGREED:

POLYMER RESEARCH CORP OF AMERICA

By: /s/Carl Horowitz as President
    -----------------------------
      President

EXHIBIT A - Collateral Description

EXHIBIT B - Loan Documents

                                   EXHIBIT A

     a. All accounts and accounts receivable related to or -arising from the sale or lease of inventory or rendition of services by the Debtor in the ordinary course of its business (collectively, the "Accounts") or however otherwise arising and all other accounts, bank accounts, contracts, contract rights, general intangibles related to or arising from any account, notes, documents, chattel paper, instruments, acceptances, drafts or other forms of obligations and receivables of the Debtor (collectively, with the Accounts, the "Receivables") , whether or not the same are listed on any schedules, assignments or reports furnished to the Secured Party from time to time, and whether such Receivables are now existing or are created at any time hereafter, together with all goods, inventory and merchandise returned by or reclaimed by or possessed from customers wherever such goods, inventory and merchandise are located, and all proceeds thereto, including without limitation, proceeds of insurance thereon and all guaranties, securities, and liens which the Debtor may hold for the payment of any such Receivables, including, without limitation, all rights of stoppage in transit, replevin and reclamation and all other rights and remedies of an unpaid vendor or lienor, and any liens held by the Debtor as a mechanic, contractor, subcontractor, processor, materialman, machinist, manufacturer, artisan, or otherwise;

     b. All documents, instruments, documents of title, general intangibles, policies and certificates of insurance, guaranties,. securities, chattel paper, deposits, tax refunds proceeds of insurance, proceeds of an eminent domain or condemnation award, cash, liens or other property, which are now or may hereinafter be in the possession of the Debtor or as to which the Debtor may now or hereafter control possession by documents of title or otherwise, including, but not limited to, all property allocable to unshipped orders relating to Accounts and Inventory (as defined below);

     c. All books, records, customer lists, supplier lists, ledgers, evidences of shipping, invoices, purchase orders, including without limitation, export orders, sales orders and all other evidences of the Debtor's business records, including all cabinets, drawers, etc. that may hold the same; computer records, lists, software, programs, wherever located, all whether now existing or hereafter arising acquired;

     d. All of the Debtor's inventory, whether now owned or hereafter acquired, including without limitation (collectively herein called the "Inventory"): (i) all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component material, and all supplies, goods, incidentals, office supplies, packaging materials, and any and all items including machinery and equipment used or consumed in the operation of the business of the

Debtor or which contribute to the finished product or to the sale, promotion and shipment thereof, in which the Debtor now or at any time hereafter may have an interest, whether or not such inventory is listed in any agreement with Secured Party or on any reports furnished to the Secured Party from time; (ii) all inventory whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of the Debtor, or is held by the Debtor or by others for the Debtor with respect to the Accounts, including without limitation, all goods covered by purchase orders and contracts with suppliers and, all goods billed and held by suppliers; (iii) all inventory which may be located on premises of the Debtor or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; (iv) all general intangibles relating to or arising out of inventory; (v) all proceeds and products of the foregoing resulting from the sale, lease or other disposition of inventory, including cash; accounts receivable, other non-cash proceeds and trade-ins; and (vi) with respect to after-acquired Inventory, the security interest shall be deemed to be a purchase money security interest;

     e. All general intangibles, including without limitation, tax refunds; proceeds of insurance and eminent domain awards and condemnation proceeds, and patents, copyrights, tradenames, trademarks, applications therefor, and licenses to any patent, copyright, trademark, or tradename that the Debtor now owns, has the right to use or may hereafter own or acquire the right to use;

     f. All equipment, machinery, appliances, and furniture and fixtures, now existing or hereafter arising, wherever located, and all contracts, contract rights and chattel paper arising out of any lease of any of the foregoing;

     g. All other collateral in which the Debtor may hereafter grant to the Secured Party a security interest; and

     h.  All  renewals,  substitutions,   replacements,  additions,  accessions,
proceeds, and products of any and all of the foregoing.

                                   EXHIBIT B

                                  CLOSING LIST
                               OF LOAN DOCUMENTS

Borrower:  Polymer Research Corp. of America

Mortgagee: Tama Realty Company

Bank: The Dime Savings Bank of New York, FSB

1.   Line of Credit Agreement between Borrower and Bank.

2.   $250,000 Demand Grid Note of Borrower.

3.   $500,000 Term Note of Borrower.

4.   General  Security   Agreement   executed  by  the  Borrower   covering  the
     Collateral, together with signed copies of UCC-1 Financing Statements of the Borrower for filing with (a) NYDOS and (b) Kings County.

     (a) Certified copies of resolutions or other authorization of the Borrower authorizing (i) signatories of Borrower and (ii) the execution, delivery, and performance of all of the Loan Documents and other related documentation and the transactions contemplated herein.

5.   Pledge and Security Agreement of Borrower.*

     (a)  Control Agreement among Borrower, Bank and

6.   Evidence of satisfaction of mortgage held by Mortgagee.*

7. Letter of Direction of Borrower to Bank to make payment (a) to Mortgagee* and (b) of closing expenses of Bank, including the Bank's legal fees.

8.   UCC and Judgment searches as to Borrower.

9.   Evidence of the good standing of the Borrower.

10. UCC-3 Termination Statements executed by Mortgagee* and any other secured party.

11.  Banking Resolutions and Automatic Debit Authorization of Borrower.

12.  Signature cards of Borrower.

13.  Certificate of Insurance naming Bank as loss payee.*

14.  Waiver of Counsel by Borrower.

15.  Post-closing letter as to items indicated by "*."

                                DEMAND GRID NOTE

                                                              New York, New York
$250,000.00

                                                            Date: March 20, 2000

     ON DEMAND, the undersigned ("Maker") promises to pay to the order of THE DIME SAVINGS BANK OF NEW YORK, FSB ("Bank") at its corporate headquarters located at 589 Fifth Avenue, New York, New York 10017 or at any of its banking offices in New York as Bank may designate by written notice to Maker, the principal sum of TWO HUNDRED AND FIFTY THOUSAND ($250,000.00) DOLLARS or so much thereof, as shall be advanced by Bank to Maker, in Bank's sole discretion and not repaid, together with interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the date on which this Note is paid in full at the rate set forth below.

     Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note and (indicate whichever is applicable):

         [ ]   on the last day of each month.

         [X]   on the 15th day of each month

     Prior to the date that demand is made for payment of the principal hereof, this Note shall bear interest at a rate (the "Contract Rate") equal to (indicate whichever is applicable):

         [ ]   a fixed rate of -% per annum

         [X] a fluctuating rate of one percent (1%) per annum above the Reference Rate (as defined below), such rate to change without notice from time to time with each change in the Reference Rate.

After demand is made for payment of the principal of this Note, interest under this Note shall be payable on demand and shall accrue at a fluctuating rate per annum equal to 2% per annum above (i) if the Contract Rate is a fixed rate, the Contract Rate, or (ii) if the Contract Rate is a fluctuating rate, the greater from time to time of (x) the Contract Rate in effect on the date that the principal became due and (y) the Contract Rate that would have been in effect from time to time if the principal had not become due. Interest shall be calculated on the basis of a 360-day year for actual days elapsed. In no event shall the interest rate applicable at any time to this Note exceed the maximum rate permitted by law. As used herein, "Reference Rate" means the rate established by Bank from time to time at its principal domestic office as its reference lending rate for domestic commercial loans. Bank may make loans to customers above, at or below the Reference Rate.

     This Note evidences loans made by Bank to Maker in Bank's sole discretion, from time to time, pursuant to the terms of a Line of Credit Agreement of even date herewith. The unpaid principal balance of this Note at any time shall be the total amount advanced by Bank to Maker in Bank's sole discretion, less the total amount of principal payments made hereon by Maker. The date and amount of each such loan and each payment on account of principal thereof may be endorsed by Bank on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon Maker in the absence of manifest error. Any failure by Bank to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made. Maker may prepay this Note in whole at any time with all accrued interest to the date of repayment. So long as Maker is not in default under this Note, Maker may prepay this Note in part at any time with accrued interest to the date of prepayment on the principal amount prepaid.

     This note shall be payable in lawful money of the United States of America in immediately available funds. Except as otherwise provided herein with respect to prepayments, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of the principal;. Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. In the event that any other Obligations are due at any time that Bank receives a payment from Maker on account of this Note or any such other Obligations, Bank may apply such payments to amounts due under this Note or any such other Obligations in such manner as Bank, in its discretion, elects, regardless of any instructions from Maker to the contrary.

     Maker acknowledges that this Note is an obligation which is payable on demand and that notwithstanding anything to the contrary in any other instrument, agreement or other document to which Maker and/or Bank is a party, the enumeration in any such document of specific events of default, conditions and/or covenants relating to the loan evidenced by this Note or to any other Obligation, shall not be construed to qualify, define or otherwise limit in any way Bank's right, power or ability, at any time, to make demand for payment of the principal of and interest on this Note, and Maker agrees that the occurrence of any event of default or breach of any condition or covenant in any such document is not the only basis for demand to be made on this Note.

     To induce Bank, in its sole discretion, to make loans to Maker, Maker represents, warrants and covenants to Bank that (i) Maker is duly organized and validly existing in good standing under the laws of its jurisdiction, with full power and authority to make, deliver and perform this Note; (ii) the execution, delivery and performance by Maker of this Note have been duly authorized by all necessary legal action and do not and will not violate or conflict with its organizational documents or any law, rule, regulation or order binding on Maker or any agreement or instrument to which Maker is a party or which may be binding on Maker; (iii) this Note has been fully executed by an authorized representative of Maker and constitutes a legal, valid, binding and enforceable obligation of Maker; (iv) no authorization, consent, approval, license, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by Maker of this Note; (v) the loans evidenced by this Note will be used solely for the purposes set forth in the Line of Credit Agreement; (vi) there are no pending or threatened actions, suits or proceedings against or affecting Maker by or before any court, commission, bureau or other governmental agency or instrumentality, which individually or in the aggregate, if determined adversely to Maker, would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of Maker; and
(vii) the most recent financial statements of Maker heretofore delivered to Bank are complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of Maker from that shown on said financial statements.

     Upon the occurrence of any of the following (each, an "Event of Default") with respect to any Maker, indorser or guarantor of the indebtedness evidenced by this Note: (i) default in payment of any amount due under this Note or in the payment or performance of any other Obligation or the Line of Credit Agreement or any other agreement of any nature or description to or with Bank; (ii) any of them shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to any of them, or seeking to adjudicate any of them a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any of them or any of their debts, or seeking appointment of a receiver, trustee, custodian or other similar official for any of them or for all or any substantial part of the assets of any of them, or any of them shall make a general assignment for the benefit of its creditors, or there shall be commenced against any of them any case, proceeding or other action of a nature referred to in this clause (ii), or there shall be commenced against any of them any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of any of them which results in the entry of an order for any such relief, or any of them shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause (ii), or any of them shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (iii) entry of a judgment against any of them; (iv) failure to pay or remit any tax when assessed or due; (v) death or dissolution;
(vi) making a bulk transfer or sending notice of intent to do so; (vii) granting any security interest (other than to Bank); (viii) suspension or liquidation of the usual business; (ix) failing to furnish Bank with any requested financial information or failing to permit inspection of books or records by Bank or any of its agents, attorneys or accountants; (x) making any misrepresentation to Bank in obtaining credit for any of them; (xi) impairment of financial responsibility of any of them in Bank's good faith opinion; (xii) Bank shall in good faith deem itself insecure at any time; or (xiii) the occurrence of a default or event of default under the Line of Credit Agreement or any guarantee or security agreement guaranteeing, or securing any Obligations of Maker; then, in the case of any Event of Default other than those referred to in clause (ii) of this sentence, Bank may declare by notice to Maker any and all Obligations of Maker to be immediately due and payable, and in case of any Event of Default referred to in clause (ii) of this sentence all of the Obligations of Maker shall automatically become due and payable immediately without notice or demand.

     Bank shall have a continuing lien and/or right of set-off on, and is hereby granted a security interest in, all deposits (general and special) and credits with Bank or any Bank Affiliate of any Maker and indorser, and may apply all or part of the same to any Obligations; at any time or times, without notice. Bank shall have a continuing lien on, and is hereby granted a security interest in, all property of every Maker and indorser and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the Obligations. As used in this Note, the term "Obligations" means all amounts payable under this Note and any and all other indebtedness, obligations and liabilities of Maker to Bank, and all claims of Bank against Maker, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of Maker to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

In case of the occurrence of an Event of Default, each Maker and indorser shall be jointly and severally liable for all costs of enforcement and collection of the Note incurred by Bank or any other holder of this Note, including but not limited to reasonable attorney's fees, disbursements and court costs.

Maker and each indorser hereby separately waive presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands (other than demand for payments) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of any Maker or indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

Any notice from Bank to Maker or any indorser shall be deemed given when delivered to Maker or such indorser by hand or when deposited in the United States mail and addressed to Maker or such indorser at the last address of Maker or such indorser appearing on Bank's records.

This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

MAKER AND EACH INDORSER AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN MAKER OR SUCH INDORSER AND BANK, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY MAKER OR SUCH INDORSER AT ANYTIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY MAKER OR SUCH INDORSER, BE RESOLVED BY
ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH
(1) THIS NOTE OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (2) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING MAKER OR SUCH INDORSER AND BANK, (3) ANY TRANSACTION RELATED TO THIS NOTE AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING MAKER OR SUCH INDORSER AND BANK, AND (4) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF MAKER OR SUCH INDORSER AND BANK. Bank may elect to require arbitration of any Dispute with Maker or any indorser without thereby being required to arbitrate all Disputes between Bank and Maker or such indorser. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions,  these  provisions  shall  supersede  such  Rules.  All  statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of Bank (1) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise herein pursuant to applicable law, (2) to exercise self-help remedies including but not limited to set-off and repossession, or (3) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Bank, even if Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator shall be selected, except as otherwise herein provided, -in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees.

MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE CONDUCTED IN NEW YORK, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN BANK'S RECORDS AS THE ADDRESS OF MAKER OR SUCH INDORSER.

IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, BANK, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND EACH INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIMS OR LACHES OR SET-OFF OR COUNTERCLAIM' OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

Bank is authorized to fill in any blank spaces and to otherwise complete this Note and correct any patent errors herein.


                                               POLYMER RESEARCH CORP. OF AMERICA

                                               By: /s/ Carl Horowitz
                                                  ------------------
                                               Signature of Authorized Signatory

                                               Carl Horowitz      President
                                               -------------
                                               Print Name and Title
                                                                               '
                                               Address for Notices:
                                               2186 Mill Avenue
                                               Brooklyn, New York 11234

The Maker signing above is a:

              [ ]   partnership organized under the laws of

              [ ]   limited partnership organized under the laws of

              [ ]   not-for-profit corporation organized under the laws of_____

              [ ]   limited liability company organized under the laws of

              [X]   corporation organized under the laws of New York

                        LOANS AND PAYMENTS OF PRINCIPAL

                                         Amount of      Unpaid
           Loan       Amount of        Principal       Principal       Notation
Date       No.          Loan             Paid           Balance         Made By

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

--------   --------   ---------        -----------    ----------       ---------

                     CONTINUING GENERAL SECURITY AGREEMENT


                                                           Dated: March 20, 2000

As used in this Agreement:

"Collateral" means all right, title and interest of the Obligor in and to any and all of the following property, whether now or hereafter existing or acquired and wherever located, all products and Proceeds (including but not limited to insurance proceeds) of such property, wherever located and in whatever form, and all books and records pertaining to such property and all other property of the Obligor in which Bank now or hereafter is granted a security interest pursuant to this Agreement or otherwise:

[mark or initial the applicable boxes]

Accounts, General Intangibles, Chattel Paper and Instruments

[ ] All Accounts (including, without limitation, all accounts receivable), General Intangibles (including, without limitation, contract rights and tax refunds) and all returned or repossessed Goods, all Chattel Paper (including, without limitation, leases) and Instruments, and all interests of the Obligor in all guarantees, security agreements and other property securing the payment or performance of obligations under any of the foregoing.

Imported Inventory and Documents

[ ] All Imported Inventory, and all Documents (including, without limitation, all documents of title, transport or otherwise) relating to such Inventory.

Inventory and Documents

[ ] All Inventory of every description (including, without limitation, Imported Inventory, raw materials, work in process and finished Goods), and all Documents (including, without limitation, all documents of title, transport or otherwise) relating to such Inventory.

Equipment

[ ] All Equipment of every description and all Accessions thereto.

Fixtures

[ ] All Fixtures of every description and all Accessions thereto located at the Collateral Location or at _________________________.

Specific Property

[  ]  All of the following property:

All Property

[X] All property of every description (including, without limitation, all Accounts, General Intangibles, Chattel Paper, Instruments, Inventory, Documents, Equipment, Fixtures, Goods and all Accessions to any of the foregoing).

* If no box is marked, Collateral shall mean All Property.


"Collateral Location" means the following address(es) where all Collateral consisting of Inventory, Equipment, Fixtures or other tangible property is located: 2186 Mill Avenue, Brooklyn, New York 11234.

"Obligor" means Polymer Research Corp. of America, and its successors and assigns, and if more than one Person is named as Obligor, "Obligor" shall mean each, any or all of them, and their liabilities and obligations hereunder shall be joint and several. Obligor is/are:

[ ]  individual(s).

[X]  a corporation organized under the laws of New York

[ ]  a partnership organized under the laws of______

[ ]  a limited partnership organized under the laws of____

[ ]  a limited liability company organized under the laws of_____

[ ]  other (specify)___________

     In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by Bank to or for the account of the Obligor, or to or for the account of any other Person made by Bank at the request of the Obligor or with respect to which the Obligor's agreements hereunder have been required by Bank, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Obligor, the Obligor agrees as follows:

1. Security Interest: Right of Set-Off. As security for the prompt and unconditional payment of any and all Obligations, the Obligor does hereby grant to Bank a continuing lien upon and security interest in, and does hereby pledge, assign and transfer to Bank, all of the Collateral, together with the cash and non-cash Proceeds thereof. In order to secure further the payment of the Obligations, Bank is hereby given a continuing lien upon and is granted a security interest in any and all monies, securities and any and all other property of the Obligor and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from Bank, its correspondents or agents from or for the Obligor, whether for safekeeping, custody, pledge, transmission, collection or for any other purpose (whether or not for the express purpose of being used by Bank as collateral security), or coming into the possession of Bank or its correspondents or agents in any way, or placed in any safe deposit box leased by Bank to the Obligor, and all such monies, securities and other property shall also constitute "Collateral" and shall be held subject to all the terms of this Agreement as collateral security for the prompt and unconditional payment of any and all Obligations. Obligor hereby assigns and grants Bank a security interest in, and Bank is also given a continuing lien on and/or right of set-off for the amount of the Obligations with respect to, any and all deposits (general or special) and credits of the Obligor with, any and all claims of the Obligor against, Bank at any time existing, and Bank is hereby authorized at any time or times, without prior notice, to apply such deposit or credits, or any part thereof, to the Obligations in such amounts as Bank may elect, although the Obligations may be contingent or unmatured, and whether the collateral security therefor is deemed adequate or not.

2. Representations of Obligor. The Obligor represents and warrants to Bank that (a) no financing statement or other filing listing any of the Collateral as collateral is on file in any jurisdiction other than any financing statement filed on behalf of Bank, as secured party and as set forth in Schedule A annexed hereto ("Permitted Liens"); (b) the chief executive office of the Obligor, if any, is located at the address set forth in the space provided therefor in this Agreement; (c) all Collateral, other than intangible property and property which is in the possession of Bank or its agents, is located at the Collateral Location(s) and the Obligor has no place of business other than the chief executive office specified herein, if any, and the Collateral Location(s); (d) the Obligor has not created and is not aware of any Lien on or affecting any Collateral other than the Lien created by this Agreement in favor of Bank and the Permitted Liens; (e) if the Obligor is not a natural person, the execution, delivery and performance of this Agreement have been duly authorized by all required corporate, partnership or other applicable actions of the Obligor;
     (f) this Agreement and the Line Letter each constitutes a valid, binding and enforceable obligation of the Obligor; (g) the execution, delivery and performance of this Agreement and the Line Letter each do not violate any law or any agreement or undertaking to which the Obligor is a party or by which the Obligor may be bound and do not result in the imposition of any Lien upon any Collateral other than the Lien in favor of Bank created by this Agreement; (h) all consents, approvals, authorizations, permits and licenses necessary for the Obligor to enter and perform its obligations under this Agreement, the Line Letter, and the Obligations and/or to conduct its business have been obtained; (i) the Obligor did not have or conduct business under any name or trade name in any jurisdiction during the past six years other than its name and trade names, if any, set forth on the signature page of this Agreement, and the Obligor is entitled to use such name and trade names; and (j) the Obligor is the legal and beneficial owner of all Collateral specifically identified on page 1 of this Agreement (alongside the box designated "Specific Property") and any Collateral specifically identified in any rider, schedule or exhibit to this Agreement.

3. Covenants. Unless and until all of the Obligations have been indefeasibly paid in full and all commitments of Bank to extend credit which, once extended, would give rise to Obligations, have expired or been terminated, the Obligor shall: (a) keep the Collateral free and clear of any Lien of any kind other than the lien created by this Agreement and the Permitted Liens; (b) promptly pay, when due, all taxes and transportation, storage, warehousing and other charges and fees affecting or arising out of the Collateral and defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to or the same as that of Bank; (c) at all times keep all insurable Collateral insured at the expense of the Obligor to Bank's satisfaction against loss by fire, theft and any other risks to which the Collateral may be subject, and cause all such policies to be endorsed in favor of Bank and to name Bank as loss payee and as an additional insured, and, if Bank so requests, deposit the same with Bank, and cause all such policies to provide that each insurer will give Bank not less than 30 days notice in writing prior to the exercise of any right of cancellation; (d) keep the Collateral in good condition at all times (normal wear and tear excepted) and provide Bank with such information as Bank may from time to time request with respect to the location of the Collateral and the Obligor's places of business; (e) give Bank at least 30 days' prior written notice before changing the Obligor's name or chief executive office or changing the location or disposing of any Collateral (other than in connection with the sale of any Inventory in the ordinary course of business); (f) not sell or otherwise dispose of any Collateral except on commercially reasonable terms and in the ordinary course of business; (g) permit Bank, by its officers and agents to have access to, examine and copy at all reasonable times the Collateral, properties, minute books and other corporate or partnership records, books of accounts, and financial and other business records of the Obligor (including, without limitation, all books, records, ledger cards, computer programs, tapes and computer disks and diskettes and other property recording, evidencing or relating to any Collateral); (h) promptly notify Bank upon the occurrence of any Event of Default of which the Obligor has knowledge; (i) maintain, with financially sound and reputable insurers, with companies and in form satisfactory to the Bank, fire, hazard, vandalism, malicious mischief, business interruption, public liability, flood and other insurance, all in coverage and amounts and upon other terms customary for companies engaged in the same or similar business and similarly situated to the Borrower as the Bank may from time to time require, and deliver to the Bank certificates of all such insurance in effect, provided, that the amount of such insurance in effect from time to time shall in no event be less than One Million ($1,000,000) Dollars, in the aggregate or such other amount as the Bank shall from time to time approve. Each such insurance policy shall (aa) name the Bank and its successors and assigns as their interests may appear, as additional insured and as sole loss payee, as the case may be, (bb) insure the interests of the Bank and its successors and assigns regardless of any breach of or violation by the Borrower of any representations, warranties or conditions contained therein, and (cc) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Bank of written notice thereof. The Borrower shall deliver to the Bank copies of renewals of each insurance policy maintained by the Borrower not later than thirty (30) days prior to the expiration date of such insurance policy. Regarding proceeds of insurance, the Bank may at its options apply such proceeds to the repayment of any of the Obligor's outstanding obligations to the Bank; (j) deliver to the Bank financial statements and reports required by the Line Letter.

4. Events of Default. The occurrence of any of the following events shall constitute an Event of Default: (a) the failure of the Obligor to pay when due any of the Obligations; (b) any representation or warranty of the Obligor to Bank in this Agreement, the Line Letter or any other instrument or agreement with or in favor of Bank shall prove to be inaccurate or untrue; (c) the breach by the Obligor of any covenant in this Agreement, or the Line Letter, or in any other instrument or agreement with or in favor of Bank; (d) Bank shall in good faith deem itself insecure at any time with respect to the
     Obligor's financial condition or ability to pay the Obligations; or (e) Bank shall have determined in good faith that the value of the Collateral has materially decreased after the date of this Agreement. The occurrence of any of the following events with respect to any Obligor, maker, endorser, acceptor, surety or guarantor of, or any other party to, the Obligations or the Collateral shall also constitute an Event of Default:
     (aa) a default in respect of any liabilities, obligations or agreements, present or future, absolute or contingent, secured or unsecured, matured or unmatured, several or joint, original or acquired, of any of the Responsible Parties to or with Bank; (bb) death (in the case of any of the Responsible Parties who is an individual) or dissolution (in the case of any of the Responsible Parties which is not a natural person); (cc) any default (after the lapse of any cure period ) which constitutes an Event of Default under any Loan document (as defined in the Line Letter); (dd) making, or sending a notice of, an intended bulk transfer; (ee) granting a security interest (other than the Permitted Liens) to anyone other than Bank in the Collateral; (ff) suspension of payment; (gg) the whole or partial suspension or liquidation of its usual business; (hh) failing, after demand, to furnish to Bank any financial information or to permit inspection of books and records of account; (ii) making any misrepresentation to Bank for the purpose of obtaining credit or an extension of credit; (jj) failing to pay any tax, or failing to withhold, collect or remit any tax or tax deficiency when assessed or due; (kk) failing to pay when due any obligations, whether or not in writing; (ll) making of any tax assessment by the United States or any state or foreign country; (mm) entry of a judgment or issuance of an order of attachment or an injunction against, or against any of the property of, any of the Responsible Parties; (nn) commencement against any of the Responsible Parties of any proceeding for enforcement of a money judgment under Article 52 of the New York Civil Practice Law and Rules or amendments thereto; (oo) if any of the Responsible Parties or if any of the Obligations or Collateral at any time fails to comply with Regulation U of the Federal Reserve Board or any amendments thereto; (pp) the issuance of any warrant, process or order of attachment, garnishment or lien, and/or the filing of a Lien as a result thereof against any of the property of the Obligor whether or not Collateral; (qq) any of the Responsible Parties challenges or institutes any proceeding, or any proceedings are instituted, which challenge the validity, binding effect or enforceability of this Agreement;
     (rr) any of the Responsible Parties makes, receives or retains any payment on account of indebtedness subordinated to the Obligations in violation of the terms of such subordination; (ss) any of the Responsible Parties or any partnership of which any of the Responsible Parties is a member is expelled from or suspended by any stock or securities exchange or other exchange;
     (tt) any of the Responsible Parties shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing an inability to pay its respective debts as they mature, shall file a petition in bankruptcy, shall become insolvent (however such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for any of the Responsible Parties or any substantial part of the property of assets of any of the Responsible Parties, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there shall be commenced against any of the Responsible Parties any such proceeding, or any order, judgment or decree approving the petition in any such proceeding shall be entered, or any of the Responsible Parties shall by any act or failure to act indicate its consent to,, approval of or acquiescence in any such proceeding or in the appointment of any receiver, liquidator or trustee of or for any of the Responsible Parties or any substantial part of the property or assets of any of the Responsible Parties, or shall suffer any such appointment, or any of the Responsible Parties shall take any action for the purpose of effecting any of the foregoing, or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of the court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the Collateral or the property or assets of any of the Responsible Parties; or (uu) Bank shall in good faith deem itself insecure with respect to the financial condition of any of the Responsible Parties.

5.   Remedies of Bank.

     (a) After the occurrence of an Event of Default, Bank shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of the Obligor, anything in any other agreement to the contrary notwithstanding.

     (b) After the occurrence of an Event of Default, other than an Event of Default referred to in clause (it) of the second sentence of Section 4, Bank may declare by notice to the Obligor, any and all Obligations to be immediately due and payable and in the case of any Event of Default referred to in clause (tt) of the second sentence of Section 4 all of the Obligations shall automatically be and become due and payable in either case without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Obligor, anything in any other agreement to the contrary notwithstanding.

     (c) After the occurrence of an Event of Default, Bank may, without notice to or demand (other than any notice required by law, the giving of which is not waivable), upon the Obligor (all of which are hereby waived by the Obligor), without releasing the Obligor from any obligation under this Agreement or any other instruments or agreements with Bank and without waiving any rights Bank may have or impairing any declaration of default or election to cause the Collateral to be sold or any sale proceeding predicated on they same; (i) demand, collect or receive upon all or any part of the Collateral and assemble or require the Obligor, at the Obligor's expense, to assemble all or any part of the Collateral and, if Bank so requests, the Obligor shall assemble the Collateral and make it available to Bank at a place to be designated by Bank; (ii) without notice, demand or other process and without charge enter any of the Obligor's premises and without breach of peace until Bank completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Obligor's equipment for the purpose of completing any work-in-process, preparing any Collateral for disposition and disposing of or collecting any Collateral, and in exercise of its rights under this Agreement, without payment of compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of the Obligor's rights therein and the Obligor hereby grants a license and the right to grant sublicenses for that purpose; (iii) in such manner and to such extent as Bank may deem necessary to protect the Collateral or the interests, rights, powers or duties of Bank, enter into and upon any premises of the Obligor and take and hold possession of all or any part of the Collateral (the Obligor hereby waiving and releasing any claim for damages in respect of such taking) and exclude the Obligor and all other Persons from the Collateral, operate and manage the Collateral and rent and lease the same, perform such reasonable acts of repair or protection as may be reasonably necessary or proper to conserve the value of the Collateral, collect any and all income, rents, issues, profits and proceeds from the Collateral, the same being hereby assigned and transferred to Bank, and from time to time apply or accumulate such income, rents, issues, profits and proceeds in such order and manner as Bank, in its sole discretion, shall instruct, it being understood that the collection or receipt of income, rents, issues, profits or proceeds from the Collateral after declaration of default and election to cause the Collateral to be sold under and pursuant to the terms of this Agreement shall not affect or impair any event of default or declaration of default under any agreement or instrument between the Obligor and Bank or election to cause any Collateral to be sold or any sale proceedings predicated on the same, but such proceedings may be conducted and sale effected notwithstanding the collection or receipt of any such income, rents, issues, profits and proceeds; (iv) take control of any and all of the Accounts, contractual or other rights that are included in the Collateral and Proceeds arising from any such Accounts or contractual or other rights, enforce collection, either in the name of Bank or in the name of the Obligor, of any or all of the Accounts, release or exchange all or any part of such Collateral or compromise, settle, extend or renew (whether or not longer than the original period) any indebtedness under such Collateral; (v) sell all or any part of the Collateral at public or private sale at such place or places and at such time or times and in such manner and upon such terms, whether for cash or credit, a Bank in its sole discretion may determine; (vi) endorse in the name of Obligor any Instrument, however received by Bank, representing Collateral or Proceeds of any of the Collateral; (vii) require the Obligor to turn over, or instruct the financial institutions holding the same to turn over, all monies and investments in any of Obligor's accounts to Bank; and (viii) exercise all the rights and remedies granted to a secured party under the New York Uniform Commercial Code and all other rights and remedies given to Bank under this Agreement or any other instrument or agreement or otherwise available at law or in equity. Bank shall be under no obligation to make any of the payments or do any of the acts referred to in this Section 5 or elsewhere in this Agreement and any of the actions referred to in this Section 5 or elsewhere in this Agreement may be taken regardless of whether any notice of default or election to sell has been given under this Agreement (provided, however, that all notices required by law, the giving of which may not be waived, shall be given in accordance with such law) without regard to the adequacy of the security for the Obligations.

     (d) The Obligor hereby waives notice of the sale of any Collateral by Bank pursuant to any provision of this Agreement or any applicable provisions of the Uniform Commercial Code or other applicable law. In the event that notice of the sale of Collateral cannot be waived or Bank gives notice of such sale to the Obligor, Bank will give the Obligor notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereto is to be made by sending notice, as provided below, at least five days before the time of the sale or disposition, which provisions for notice the Obligor and Bank agree are reasonable. No such notice need be given by Bank with respect to Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

     (e) Bank may apply the net proceeds of any sale, lease or other disposition of Collateral, after deducting all costs and expenses of every kind incurred thereon or incidental to the retaking, holding, preparing for sale, selling, leasing, or the like of the Collateral or in any way relating to the rights of Bank thereunder, including attorneys' fees and expenses hereinafter provided for, to the payment, in whole or in part, in such order as Bank may elect, of one or more of the Obligations, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by Bank of any other amounts required by any existing or future provision of law (including Section 9-504(1)(c) of the Uniform Commercial Code of any jurisdiction in which any of the Collateral may at the time be located) need Bank account for the surplus, if any. The Obligor shall remain liable to Bank for the payment of any deficiency, with interest at the default rate provided for in the instruments, if any, evidencing the Obligations, but if there is no such instrument with respect to any Obligation or no default rate is specified therein, at a variable rate equal to 4% above the Bank's reference lending rate applicable to domestic commercial loans as established by Bank from time to time, but in no event shall such rate exceed the maximum rate allowed by law. Bank may make loans to its customers above, at or below its reference rate.

     (f) Whether or not an Event of Default shall have occurred, Bank may sell all or any part of the Collateral, although the Obligations may be contingent or unmatured, whenever in its discretion Bank considers such sale necessary for its protection. Any such sale may be made without prior demand for payment on account, margin or additional margin or any other demands whatsoever, the making of any such demands shall not establish a course of conduct nor constitute a waiver of the right of Bank to sell the Collateral as herein provided or of the right of Bank to accelerate the maturity of the Obligations as herein provided.

6. Additional Rights of Bank and Duties of Obligor Regarding Obligations and Collateral.

     (a) If the Obligor, as registered holder of any Collateral, shall become entitled to receive or does receive any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such Collateral, or otherwise, the Obligor agrees to accept same as Bank's agent and to hold same in trust for Bank, and to forthwith deliver the same to Bank in the exact form received, with the Obligor's endorsement when necessary or requested by Bank, to be held by Bank as Collateral.

     (b) The Obligor waives protest, demand for payment, notice of default or nonpayment to the Obligor or any other party liable for or upon any of said Obligations or Collateral.

     (c) The Obligor consents that the obligation of any party upon or of any guarantor, surety or indemnitor for any Obligations or any Collateral may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released and that any Collateral or Liens for any Obligations may, from time to time, in whole or in part, be exchanged, sold, released or surrendered, by Bank, all without any notice to, or further assent by, or any reservation of rights against, the Obligor, and all without in any way affecting or releasing the liability of the Obligor with respect to such Obligations or any security interest hereby created.

     (d) Bank shall not be liable for failure to collect or realize upon the Obligations or upon the Collateral, or any part thereof, or for any delay in so doing, nor shall Bank be under any obligation to take any action whatsoever with regard thereto. Bank shall use reasonable care in the custody and preservation of the Collateral in its possession but need not take any steps to preserve rights against prior parties or to keep the Collateral identifiable. Bank shall have no obligation to comply with any recording, re-recording, filing, refiling or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Bank's right in and to the Collateral or any part thereof. Bank may exercise any right of the Obligor with respect to any Collateral. Bank shall have no duty to exercise any of the aforesaid rights, privileges or options with respect to any Collateral and shall not be responsible for any failure to do so or delay in so doing.

     (e) In any statutory or non-statutory proceeding affecting the Obligor or any Collateral, Bank or its nominee may, whether or not an Event of Default shall have occurred and regardless of the amount of the Obligations, file a proof of claim for the full amount of any Collateral and vote such Claim for the full amount thereof (i) for or against any proposal or resolution; (ii) for a trustee or trustees or for a committee of creditors; and/or (iii) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners' plan, composition or extension; and Bank or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release any Collateral.

     (f) Whether or not an Event of Default shall have occurred, Bank may, without notice to or demand upon the Obligor, (i) commence, appear in or defend any action or proceeding purporting to affect all or any part of the Collateral or the interests, rights, powers or duties of Bank, whether brought by or against the Obligor or Bank; and/or (ii) pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgement of Bank may affect or appear to affect the Collateral or the interests, rights, powers or duties of Bank.

     (g) Any and all stocks, bonds or other securities held by Bank as Collateral hereunder may, without notice (and whether or not a default exists), be registered in the name of Bank or its nominee without disclosing that Bank is a pledgee. Bank (whether or not a default exists and regardless of the amount of the Obligations) or its nominee may, without notice, exercise all voting and corporate rights at any meeting of any corporation issuing such stocks, bonds or other securities, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such stocks, bonds or other securities as if the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of such stocks, bonds or other securities for other stocks, bonds, securities or any other property upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing the same or upon the exercise by the issuing  corporation  or  Bank  of  any  right,  privilege  or  option
          pertaining  to  such  stocks,  bonds  or  other  securities,   and  in
          connection therewith, to deposit and deliver any and all of such stocks, bonds or other securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or for any delay in so doing.


7. Sale of Collateral Consisting of Securities. The Obligor recognizes that Bank may be unable to effect a public sale of any securities which may constitute a portion of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws and instead may resort to one or more private sales of such Collateral to a restricted group of purchasers who would be obliged to agree, among other things, to. acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Obligor recognizes and agrees that, because of this restriction, sales of securities may result in prices and other terms less favorable to the seller than if the disposition were made pursuant to a public sale and, notwithstanding such circumstances, agrees that any such private or limited sale or sales shall be deemed to have been made in a commercially reasonable manner. Bank shall be under no obligation to delay a sale of any of any of the securities constituting part of the Collateral for the period of time necessary to permit the issuer of such securities to register them for public sale under the Securities Act of 1933 or under applicable state securities law.

8. Collection Rights of Bank. The Obligor agrees that at any time, whether or not an Event of Default shall have occurred, Bank shall have the right to notify an account debtor (with respect to any Collateral consisting of Accounts), or the obligor on any Instrument or other right or claim of the Obligor to any payment which is Collateral, to make payment directly to Bank, whether or not Event of Default shall have occurred and whether or not the Obligor was theretofore making collections on such Collateral, and also to take control of any Proceeds Bank is entitled to under Section 9-306 of the New York Uniform Commercial Code. If any Collateral consists of Accounts, Instruments or other rights or claims of the Obligor to any payment, then at Bank's request, the Obligor shall promptly notify, (in manner, form and substance satisfactory to Bank) all Persons obligated to the Obligor under any such Accounts, Instruments or other rights or claims of the Obligor to any payment that Bank possesses a security interest in such Accounts, Instruments or other rights or claims of the Obligor to any payment and that all payments in respect of such Accounts, Instruments, or other rights or claims of the Obligor to any payment are to be made directly to Bank. The Obligor shall not settle, compromise or adjust any disputed amount, or allow any credit, rebate or discount with respect to any Account, Instrument or other right or claim of the Obligor to any payment which constitutes Collateral. After Bank shall have given any notice of the type specified in the first sentence of this Section 8, any and all amounts received by the Obligor from the account debtor or other obligor so notified shall be promptly remitted to Bank, and until so remitted shall be segregated by the Obligor and held in trust for Bank.

9. Additional Security. If Bank shall at any time hold security for any Obligations in addition to the Collateral, Bank may enforce the terms of this Agreement or otherwise realize upon the Collateral, at its option, either before or concurrently with the exercise of remedies as to such other security or, after a sale is made of such other security, it may apply the proceeds upon the Obligations without affecting the status of or waiving any right to exhaust all or any other security, including the Collateral, and without waiving any breach or default or any right or power whether exercised under this Agreement, contained in this Agreement, or provided for in respect of any such security.

10. Preservation and Protection of Security Interest: Power of Attorney. The Obligor will faithfully preserve and protect the Lien in the Collateral created by this Agreement and will, at its own cost and expense, cause such Lien to be perfected and continue to be perfected and to be and remain prior to all other Liens, so long as all or any part of the Obligations are outstanding and unpaid, and for such purpose the Obligor will from time to time at the request of Bank (i) make notations of the security interest in certificates of title of Collateral, a security interest in which is perfected by such notation, and deliver the same to Bank, (ii) deliver possession of Collateral (concurrent with the acquisition of such Collateral) to Bank, a security interest in which is perfected by the taking of possession, and (iii) file or record, or cause to be filed or recorded, such instruments, documents and notices, including financing statements and continuation statements, as Bank may reasonably deem necessary or advisable from time to time in order to perfect and continue to perfect such Liens and to maintain their priority over all other Liens. The Obligor will do all such other acts and things and will execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments and notices as Bank may reasonably deem necessary or advisable from time to time in order to perfect and preserve the priority of the Liens in the Collateral as
     contemplated  by  this  Agreement.   Bank,  acting  through  its  officers,
     employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of the Obligor to do, at the Obligor's expense, all acts and things which Bank may reasonably deem necessary or advisable to preserve, perfect, continue to perfect and/or maintain the priority of such Liens in the Collateral, including the signing of financing, continuation or other similar statements and notices on behalf of the Obligor, and which the Obligor is required to do by the terms of the Agreement. The Obligor hereby authorizes Bank to sign and file financing statements with respect to the Collateral without the signature of the Obligor. The Obligor shall pay all filing fees for financing statements with respect to the Collateral.

11. Risk of Loss: Insurance. Risk of loss, damage to or destruction of the Collateral is and shall remain upon the Obligor. If the Obligor fails to obtain and keep in force insurance covering the Collateral as required by
     Section 3 of this Agreement, or fails to pay the premiums on such insurance when due, Bank may, but is not obligated to do so for the account of the Obligor and the cost of so doing shall thereupon become an Obligation. Such amounts shall be payable by the Obligor upon demand by the Bank and following demand shall bear interest at a variable rate equal to 4% above the Bank's reference lending rate applicable to domestic commercial loans as established by Bank from time to time, but in no event shall such rate exceed the maximum rate allowed by law. Bank, acting through its officers, employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of the Obligor to endorse any draft or check that may be payable to the Obligor in order to collect the proceeds of such insurance or any return or unearned premiums.


12. Change of Law. In the event of the passage, after the date of this Agreement, of any law which has the effect of changing in any way the laws now in force for the taxation of security documents such as this Agreement or debts secured by such security documents or the manner of the collection of any such taxes so as in any case to affect this Agreement or to impose payment of the whole or any portion of any taxes, assessments or other similar charges against the Collateral upon Bank, the Obligations shall immediately become due and payable at the option of Bank and upon 30 days' notice to the Obligor.

13. Expenses. The Obligor hereby agrees to pay any and all expenses incurred by Bank in enforcing any rights under this Agreement or in defending any of its rights to any amounts received hereunder. Without limiting the foregoing, the Obligor agrees that whenever any attorney is used by Bank to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights to amounts secured, received or to be received hereunder, Bank shall be entitled to recover all reasonable attorneys' fees and distributions, court costs and all other expenses attributable thereto.

14. Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by registered or certified mail or by facsimile transmitter or tested telex, and shall be effective when sent, and shall be sent as follows:

     If to the Obligor, to the address set forth below its signature or such other address as it may designate, by written notice to Bank as herein provided or to any other address as may appear in the records of Bank as Obligor's address.

     If to Bank, The Dime Savings Bank of New York, FSB, 589 Fifth Avenue, New York, New York 10017, Attention: Gary Olson, or such other address as it may designate, by written notice to the Obligor as herein provided.

15. Additional Definitions. The following terms have the following meaning unless otherwise specified herein:

     "Accessions," "Account," "Chattel Paper," "Document," "Equipment," "Fixtures," "General Intangibles," "Goods," "Instrument" and "Inventory" have the meanings assigned to those terms by the New York Uniform Commercial Code, as amended.

     "Agreement" means this Continuing General Security Agreement.

     "Bank" means The Dime Savings Bank of New York, FSB, a federally chartered savings bank, its successors and assigns, and any Person acting as agent or nominee for The Dime Savings Bank of New York, FSB and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, The Dime Savings Bank of New York, FSB.

     "Claims" means each "claim" as that term is defined under Section 101(4) of the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

     "Event of Default" means any of the events described in Section 4 of this Agreement.

     "Imported Inventory" means all Inventory of the Obligor of every description (including, without limitation, raw materials, work in process and finished Goods) imported from outside of the United States, including but not limited to Inventory consisting of parts or components produced in whole or in part in the United States and sent outside of the United States for assembly, completion or packaging.

     "Lien"  means  any  lien,   security   interest,   pledge,   hypothecation,
     encumbrance or other claim in or with respect to any property.

     "Line Letter" means the Line of Credit Agreement of even date herewith among the Bank, the Obligor and others, as amended from time to time.

     "Term Note" means the term note of Maker in the principal amount of $500,000 and any renewal or replacements thereof.

     "Demand Grid Note" means the demand grid note of Maker in the principal amount of $250,000 of even date herewith and any renewal or replacements thereof.

     "Obligations" means the Term Note, Demand Grid Note, and any and all indebtedness, obligations and liabilities of the Obligor to Bank, including but not limited to (i) those arising from the payment of checks or other orders for the payment of monies drawn on accounts maintained by the Obligor with the Bank in excess of the collected funds on deposit in such accounts, (ii) those arising from or related to letters of credit issued on behalf of the Obligor through the Bank, and (iii) all Claims of Bank against the Obligor, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of the Obligor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

     "Person"  means  any  natural  person,  corporation,   partnership,  trust,
     government or other association or legal entity.

     "Proceeds" has the meaning assigned to the term by the New York Uniform Commercial Code, as amended, and also means all "proceeds," "products," "offspring," "rents" or "profits" of any property, as such quoted terms are used in the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

     "Responsible Parties" includes all Obligors and all makers, endorsors, acceptors, sureties and guarantors of, and all other parties, to the Obligations or the Collateral.

16. Miscellaneous. This Agreement shall remain in full force and effect and shall be binding upon the Obligor, its successors and assigns, in accordance with its terms, notwithstanding any increase, decrease or change in the partners of the Obligor, if it should be a partnership, or the merger, consolidation, or reorganization of the Obligor, if it be a corporation, or any other change concerning the form, structure or substance of any such entity or any other legal entity. If there is more than one Person named as an Obligor in this Agreement, this Agreement shall be binding upon each of the Obligors who execute and deliver this Agreement to Bank even if this Agreement is not executed by any other Person or Persons also named as an Obligor herein. Bank may assign all or a portion of its rights under this

     Agreement and may deliver the Collateral, or any part thereof, to any assignee and such assignee shall thereupon become vested with all the powers and rights given to Bank in respect thereof; and Bank shall thereafter be forever relieved and discharged from any liability or responsibility in the matter but with respect to any Collateral not so delivered or assigned, Bank shall retain all powers and rights given to it hereby. The execution and delivery hereafter to Bank by the Obligor of a new security agreement shall not terminate, supersede or cancel this Agreement, unless expressly provided therein, and this Agreement shall not terminate, supersede or cancel any security agreement previously delivered to Bank by the Obligor, and all rights and remedies of Bank hereunder or under any security agreement hereafter or heretofore executed and delivered to Bank by the Obligor shall be cumulative and may be exercised singly or concurrently. This Agreement may not be changed or terminated orally, but only by a writing executed by the Obligor and a duly authorized officer of Bank. Unless Bank, in its discretion, otherwise agrees, the security interests granted in this Agreement shall not terminate until all of the Obligations have been indefeasibly paid in full and all commitments of Bank to extend credit which, once extended, would give right to Obligations have expired or been terminated. No delay on the part of Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No modification or waiver of this Agreement or any provision hereof or of any other agreement or instrument made or issued in connection herewith or contemplated hereby, nor consent to any departure by the Obligor therefrom, shall in any event be effective, irrespective of any course of dealing between the parties, unless the same shall be in a writing executed by a duly authorized officer of Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose of which given. No notice to or demand on the Obligor in any case shall thereby entitle the Obligor to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any other remedies provided at equity or by law and all such remedies may be exercised singly or concurrently. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired. The descriptive headings used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof. The word "including" shall be deemed to be followed by the words "without limitation." The Obligor waives any and all notice of the acceptance of this Agreement by Bank, or of the creation, accrual or maturity (whether by declaration or otherwise) of any and all Obligations, or of any renewals or extensions thereof from time to time, or of Bank's reliance on this Agreement.

17. Governing Law: Consent to Jurisdiction' Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that state. The Obligor hereby consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on the Obligor by registered or certified mail sent to any address authorized in Section 14 as an address for the sending of notices.

18.  RIGHT OF BANK TO ARBITRATE DISPUTES.

     (a) THE OBLIGOR AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG THE PARTIES WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY THE OBLIGOR AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY THE OBLIGOR, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 18 AND SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING THE PARTIES, (III) ANY TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING THE PARTIES AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF THE PARTIES. Bank may elect to require arbitration of any Dispute with the Obligor without thereby being required to arbitrate all Disputes between Bank and the Obligor. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subsection 18(a). In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subsection 18(d).

     (b) No provision of, nor the exercise of any rights under, subsection 18(a) shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of Bank, even if Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right.

     (c) Bank may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise of Bank of its right to take or dispose of any Collateral or its exercise of any other right in connection with Collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by Bank.

     (d) Whenever an arbitration is required under subsection 18(a), the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at lease five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks).

     (e) In the event of any Dispute governed by this Section 18, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.

19. WAIVER OF TRIAL BY JURY. EACH OF BANK AND THE OBLIGOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OBLIGATIONS.

20. WAIVER OF CERTAIN OTHER RIGHTS. THE OBLIGOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIMS OR LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES. IN WITNESS WHEREOF, the Obligor(s) has/have executed this Continuing General Security Agreement.

Chief Executive Office:                     POLYMER RESEARCH CO P. OF AMERICA
2186 Mill Avenue
Brooklyn, New York, 11234 By.
                                            By: /s/Carl Horowitz
                                               --------------------
                                                   Carl Horowitz

                                            Title: President

[CORPORATE SEAL]

STATE OF NEW YORK )
                 ss:
COUNTY OF KINGS  )

     On this 20th day of March 2000, before me personally came Carl Horowitz to me known who, being duly sworn, deposed and said that he is the President of POLYMER RESEARCH CORP. OF AMERICA, the corporation described in and which executed the above instrument; that he knows the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and he signed his name by like order.

CERTIFICATE

I, Anna Dichter do hereby certify as follows:

1. I am the duly elected, qualified and acting Secretary of POLYMER RESEARCH CORP. OF AMERICA, a New York corporation (the "Company"), and as such, have the care and custody of the books and records of the Company, have personal knowledge of the matters set forth herein, and have authority to make this Certificate for and on behalf of the Company.

2. At a special meeting of the Board of Directors of the Company, called in accordance with the provisions of the organizational documents of the Company and held on ___________, ____, or pursuant to the unanimous written consent of the Directors of the Company dated March 17, 2000, as authorized by the organizational documents of the Company, the following resolutions were adopted by unanimous vote or consent:

          WHEREAS, the Company desires The Dime Savings Bank of New York, FSB (hereinafter referred to as the "Bank") hereafter to extend credit or other financial accommodations to the Company upon such terms and conditions as may be required by the Bank.

          IT IS, THEREFORE, RESOLVED, that pursuant to a demand grid note in the amount of $250,000 and a term note in the amount of $500,000, the Company borrow from the Bank and shall grant to the Bank a security interest in property of the Company designated by any duly authorized representative of the Company to secure any and all obligations of the Company to the Bank, whether now existing or hereafter incurred; and

          FURTHER RESOLVED, that any duly authorized representative of the Company be, and each of them hereby is, authorized and directed to execute, and the President or Secretary of the Company is hereby authorized and directed to attest to and to affix the seal of the Company to, any security agreements and other instruments or documents related thereto, in the form required by the Bank; and

          FURTHER RESOLVED, that the Company shall agree to submit to arbitration and to waive the right of trial by jury with respect to any dispute arising under such security agreement or any related document.

3. I further certify that the foregoing resolutions remain in full force and effect and have not been rescinded or modified in any manner whatsoever and neither their adoption nor their implementation violates the Company's organizational documents or constitutes a default under any agreement or indenture to which the Company is a party or by which it is bound.

IN WITNESS WHEREOF, I have set my hand and the seal of the Company this 2oth day of March 2000.

[SEAL]                                  POLYMER RESEARCH CORP. OF AMERICA

                                        By: /s/ Anne Dichter
                                           -----------------
                                        Title: Secretary

Schedule A

Permitted Liens

Name of Secured Party             Description of Collateral
---------------------             -------------------------

(a) Clarklift of New York, Inc.   Clark Forklift Truck, Forks, Battery & Charger

(b) Liens in favor of Tama Realty Co. or its successor or assigns, which are to
                    (Name of Mortgagor)
be terminated after payment from the proceeds of the, Term Loan to be made pursuant to the Line Letter.